Exhibit 10.1

CXAI

Interim Chief Financial Officer Appointment Letter & Statement of Responsibilities

Employee: Melissa Podruzny

Title: Interim Chief Financial Officer

Effective Date: July 1st, 2026

Reporting To: Chief Executive Officer

Board Oversight: Audit Committee of the Board of Directors

Purpose

In connection with the Company’s acquisition and integration of EngineRoom and the ongoing optimization of the finance organization, Melissa Podruzny is hereby appointed as Interim Chief Financial Officer of CXApp Inc. (“Company”) for an initial three-month transition period.

The purpose of this appointment is to provide executive financial leadership, ensure continuity of financial operations, maintain compliance with SEC and Nasdaq reporting obligations, oversee post-acquisition financial integration activities, and support the Company’s broader strategic and operational objectives.

Melissa will serve as the Company’s principal financial executive during the Interim Period and will work closely with executive management, the Audit Committee, external auditors, legal counsel, and the Company’s outsourced accounting partners.

Scope of Responsibilities

Executive Financial Leadership

Serve as the Company’s Interim Chief Financial Officer and principal financial advisor to the Chief Executive Officer and Board.

Responsibilities include:

●	Overall leadership of the Company’s finance organization.

●	Financial planning, forecasting and budgeting.

●	Cash management and liquidity oversight.

●	Treasury oversight.

●	Financial analysis supporting strategic decision-making.

●	Financial governance and internal controls.

●	Oversight of accounting operations and financial reporting.

SEC Reporting & Public Company Compliance

Lead and oversee all public company financial reporting activities, including:

●	Form 10-Q filings.

●	Form 10-K preparation.

●	Form 8-K financial disclosures.

●	Proxy statement financial disclosures.

●	Earnings releases and related financial schedules.

●	Review of investor presentation financial information.

●	Compliance with SEC and Nasdaq financial reporting requirements.

●	Coordination with outside securities counsel and financial advisors.

●	Maintenance of disclosure controls and financial reporting procedures.

EngineRoom Transaction Integration

Provide financial leadership relating to the successful integration of EngineRoom, including:

●	Purchase accounting under U.S. GAAP.

●	Acquisition accounting and opening balance sheet review.

●	Financial reporting integration.

●	Integration of accounting policies and procedures.

●	Coordination with valuation specialists and accounting advisors.

●	Preparation of any required pro forma financial information.

●	Support of all SEC reporting related to the acquisition.

●	Financial integration planning and execution.

Audit & External Advisor Coordination

Serve as the Company’s primary finance contact for:

●	Independent registered public accounting firm.

●	Quarterly review procedures.

●	Annual audit planning.

●	PCAOB compliance.

●	Technical accounting matters.

●	Audit Committee communications.

●	Coordination with outsourced accounting providers, including CohnReznick and other external finance consultants, as applicable.

Finance Organization

Lead the continued evolution of the Company’s finance function by:

●	Supporting implementation of the Company’s optimized finance operating model.

●	Managing finance personnel and consultants.

●	Improving reporting processes and financial controls.

●	Enhancing operational efficiency.

●	Supporting organizational transition activities.

Financial Planning & Corporate Finance

Provide executive leadership relating to:

●	Annual operating plan.

●	Monthly forecasting.

●	Working capital management.

●	Cash flow forecasting.

●	KPI reporting.

●	Board financial packages.

●	Strategic financial modeling.

●	Corporate development initiatives.

Board & Investor Support

Support executive leadership through:

●	Audit Committee meetings.

●	Board presentations.

●	Earnings call preparation.

●	Investor diligence requests.

●	Financial messaging review.

●	Strategic finance presentations.

Key Deliverables

During the Interim Period, Melissa will be expected to:

●	Ensure all SEC filings are completed accurately and on schedule.

●	Successfully oversee the financial integration of EngineRoom.

●	Coordinate quarterly review and audit activities.

●	Maintain strong financial reporting controls.

●	Deliver timely monthly financial reporting to executive management and the Board.

●	Support implementation of the Company’s finance optimization initiatives.

●	Maintain effective relationships with external auditors, advisors, and the Audit Committee.

Compensation

Melissa will continue to receive her existing annual base salary of CAN $141,180.

In recognition of the additional responsibilities associated with serving as Interim Chief Financial Officer, the Company will provide the following additional compensation:

Interim Assignment Premium

Melissa shall receive an additional CAN $30,000, payable over the three-month Interim Period through the Company’s normal payroll practices.

Transition Completion Bonus

Melissa shall be eligible to receive a CAN $20,000 Transition Completion Bonus, payable upon successful completion of the Interim Period, subject to approval by the Chief Executive Officer and the Compensation Committee.

The bonus will be based on the successful achievement of the following objectives:

●	Completion of the EngineRoom financial integration.

●	Timely preparation and filing of all required SEC reports during the Interim Period.

●	Successful completion of quarterly review and audit procedures.

●	Maintenance of appropriate financial reporting controls.

●	Successful stabilization and transition of the Company’s finance organization.

The Compensation Committee may approve payment of the bonus in full or in part based on the overall achievement of these objectives.

Equity Award

Subject to approval by the Board of Directors and the Company’s Equity Incentive Plan, Melissa shall receive a non-qualified stock option grant covering 50,000 shares of the Company’s common stock.

The option grant shall:

●	Have an exercise price equal to the fair market value of the Company’s common stock on the grant date.

●	Vest over twenty-four (24) months.

●	Be subject to a one-year cliff, with:

○	25,000 options vesting on the first anniversary of the grant date.

○	The remaining 25,000 options vesting in equal monthly installments over the following twelve months.

●	Remain subject to Melissa’s continued employment with the Company and the terms of the Company’s Equity Incentive Plan and applicable Stock Option Agreement.

Term

This appointment shall commence on July 1st, 2026, and continue for an initial period of three (3) months, unless extended by mutual agreement or terminated earlier by the Company.

The Company may extend the appointment should business needs require continued interim financial leadership.

Nothing contained in this appointment alters the at-will nature of Melissa’s employment.

Confidentiality

Melissa shall continue to comply with all Company confidentiality policies, insider trading policies, codes of business conduct, and applicable federal securities laws governing officers of a publicly traded company.

Performance Objectives

The Interim Chief Financial Officer’s performance will be evaluated based upon:

●	Timely and accurate SEC reporting.

●	Successful EngineRoom financial integration.

●	Successful completion of quarterly review and audit activities.

●	Effective financial leadership.

●	Improvement of finance processes and operational efficiency.

●	Strong governance and internal controls.

●	Effective support of the Board of Directors and Audit Committee.

Acceptance

Accepted and agreed as of the Effective Date below.

Melissa Podruzny

Signature:	/s/ Melissa Podruzny

Date:	July 1, 2026

Khurram Sheikh
Chairman & Chief Executive Officer
CXApp Inc.

Signature:	/s/ Khurram Sheikh

Date:	July 1, 2026